TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN (Tables)	12 Months Ended
Dec. 31, 2016
Related Party Transactions [Abstract]
Schedule of Maturity of Debt Obligations	The financing leaseback from related party mature as follows, as of December 31, 2016:
2017	$563
2018	597
2019	634
2020	672
2021	713
2022 and thereafter	6,081
$9,260

Schedule of Transactions and Balances with Related Party and Other Loan
The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2016	2015	2014
Cost of revenues	$6,004	$7,638	$9,073
Research and development	$176	$180	$123
Selling and marketing	$855	$691	$373
General and administrative	$1,683	$1,828	$2,538
Finance expenses, net	$569	$597	$685

Balances with related party and other loan:

	December 31,
	2016	2015

Related party and other loan (1,2)	$3,099	$3,251
Long-term loan and financing leaseback from a related party (2)	$8,070	$8,472

(1)
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders, CIOT and the Company, on a pro rata basis. The loan bears interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25%. The interest accrued on the loan is payable on a quarterly basis. As of December 31, 2016 the loan was classified to short term related party and other loan balance.

(2)
In September, 2012, a financing leaseback of $10.9 million related to Bar-Lev transaction was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 6.09% and is subject to adjustment for increases in the Israeli consumer price index.